UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 28, 2022

You are cordially invited to attend a Special Meeting of Stockholders of Agile Therapeutics, Inc. (the “Special Meeting”). The Special Meeting is being called to seek stockholder approval of:

1.	an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of our Board of Directors (the “Board”), without further approval or authorization of our stockholders; and
2.	the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

The Special Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2022SM2 on Thursday, April 21, 2022 at 9:00 a.m. Eastern time.

Details regarding admission to the Special Meeting and the business to be conducted are described in the accompanying proxy materials. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the virtual Special Meeting, we hope you will vote as soon as possible. You may vote prior to the Special Meeting over the Internet, by telephone or by mailing the enclosed proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend virtually. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari
Chairman and Chief Executive Officer

AGILE THERAPEUTICS, INC.

500 College Road East

Princeton, New Jersey 08540

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, April 21, 2022 at 9:00 a.m. Eastern time.
Place:	We will hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2022SM2
Items of Business:

(1)   Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of the Company’s stockholders.

(2) Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on March 14, 2022.
List of Stockholders

A list of stockholders entitled to vote at the Special Meeting will be available for examination during ordinary business hours for 10 days prior to the Special Meeting at our principal executive offices at 500 College Road East, Princeton, New Jersey 08540. Any stockholder attending the Special Meeting may access the list of stockholders at www.virtualshareholdermeeting.com/AGRX2022SM2 by entering the 16–digit control number found on your proxy card or other proxy materials.

Voting:

Your vote is very important. Whether or not you plan to attend the virtual Special Meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your enclosed proxy card. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By order of the board of directors,

Al Altomari
Chairman and Chief Executive Officer

This notice of special meeting, proxy statement and accompanying form of proxy card are being made available on or about March 28, 2022.

AGILE THERAPEUTICS, INC.

500 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

APRIL 21, 2022 at 9:00 AM EASTERN TIME

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors, or Board, for use at the Special Meeting of Stockholders, or Special Meeting, to be held at virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2022SM2 at 9:00 a.m. Eastern time on Thursday, April 21, 2022, and any postponements or adjournments thereof.

We will hold the Special Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Special Meeting by visiting www.virtualshareholdermeeting.com/AGRX2022SM2. Further information about how to attend the Special Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.

As used in this proxy statement, the terms “Agile,” “the Company,” “we,” “us,” and “our” mean Agile Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Special Meeting

Q:Why am I receiving these proxy materials?

A:

Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on Thursday, April 21, 2022 at 9:00 a.m. Eastern time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Special Meeting, this proxy statement, and the accompanying form of proxy card to you on or about March 28, 2022. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:What is included in the proxy materials?

A:	The proxy materials include:
●	This proxy statement for the Special Meeting; and
●	The proxy card or a voting instruction form for the Special Meeting.

Q:How can I get electronic access to the proxy materials?

A:

The Company’s proxy materials are available at www.proxyvote.com and at www.agiletherapeutics.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual and special meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:What information is contained in this proxy statement?

A:	The information in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:Where is the Special Meeting?

A:	We will hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2022SM2.

Q:Can I attend the Special Meeting?

A:

The Special Meeting will take place virtually through the Internet. There will not be a physical meeting location and you will not be able to attend the Special Meeting in person. We have designed the format of the Special Meeting to ensure that our stockholders who attend the Special Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Special Meeting online, vote your shares online during the Special Meeting and submit questions online during the Special Meeting by visiting www.virtualshareholdermeeting.com/AGRX2022SM2. You are entitled to attend and participate in the Special Meeting only if you were a stockholder of record as of the close of business on March 14, 2022, or the Record Date. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/AGRX2022SM2, you must enter the 16-digit control number found on your proxy card or other proxy materials. If you do not have a control number, please contact the brokerage firm, bank, dealer, or other similar organization that holds your account as soon as possible so that you can be provided with a control number.

The use of recording or photographic equipment is not permitted at the Special Meeting. The Special Meeting will begin promptly at 9:00 a.m. Eastern time. We encourage you to access the Special Meeting before it begins. Online check-in will start shortly before the meeting on April 21, 2022. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page.

Stock Ownership

Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online at the Special Meeting.

Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Special Meeting.

Quorum and Voting

Q:How many shares must be present or represented to conduct business at the Special Meeting?

A:

A quorum is the minimum number of shares required to be present at the Special Meeting for the meeting to be properly held under our Amended and Restated Bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of at least a majority of the issued and outstanding votes represented by shares of common stock, Series A Preferred Stock, and Series B Preferred Stock, in the aggregate, entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies that contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Special Meeting. As of the Record Date, there were 122,491,862 shares of common stock outstanding, 2,425 shares of Series A Preferred Stock outstanding having a total of 9,326,550 votes, and 2,425 shares of Series B Preferred Stock outstanding having a total of 1,212,500,000 votes. We will need over 672,159,206 votes represented by shares (50%) to vote or attend the Special Meeting to achieve a quorum to proceed with the Special Meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Special Meeting.

A broker non-vote occurs when a nominee holding shares entitled to vote for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Broker
		Treatment of Abstentions and Broker	Discretionary
Proposals	Votes Required	Non-Votes	Voting

1:Amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40 (the “Reverse Stock Split”), at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of the Board without further approval of the Company’s stockholders.

	Majority of votes represented by shares outstanding as of the Record Date	Abstentions and broker non-votes will have the effect of negative votes (although no broker non-votes are expected)	Yes
2:Adjournment of Special Meeting	Majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon	Abstentions will have the effect of negative votes; broker non votes will have no effect on the outcome of the proposal (although no broker non-votes are expected)	Yes

Q:Who is entitled to vote at the Special Meeting?

A:

Holders of record of our common stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Special Meeting as a single class. As of the Record Date, there were 122,491,862 shares of common stock outstanding, 2,425 shares of Series A Preferred Stock outstanding having a total of 9,326,550 votes, and 2,425 shares of Series B Preferred Stock outstanding having a total of 1,212,500,000 votes. The holders of Series B Preferred Stock have the right to cast 500,000 votes per share of Series B Preferred Stock provided, that such votes must be counted in the same proportion as the aggregate shares of common stock and Series A Preferred Stock voted on Proposal 1. As an example, if the holders of 50.5% of the outstanding common stock and Series A Preferred Stock are voted in favor of Proposal 1, 50.5% of the votes cast by the holders of the Series B Preferred Stock will be cast as votes in favor of Proposal 1. Any shares of common stock or Series A Preferred Stock that are not voted on Proposal 1 or are voted against Proposal 1 will be cast as votes against Proposal 1. This means that Proposal 1 may be approved, even without the affirmative vote of a majority of the common stock outstanding on the Record Date.

Q:How can I vote my shares at the Special Meeting?

A:

Votes represented by shares held in your name as the stockholder of record may be voted online at the virtual Special Meeting. You may cast your vote electronically during the Special Meeting using the 16-digit control number found on your proxy card or other proxy materials and following the instructions at www.virtualshareholdermeeting.com/AGRX2022SM2. Even if you plan to virtually attend the Special

Meeting, we recommend that you also submit your proxy card or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:How do I submit a question at the Special Meeting?

A:

If you wish to submit a question, on the day of the Special Meeting, beginning at 8:50 a.m., you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/AGRX2022SM2, type your question into the “Ask a question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/AGRX2022SM2 during the Special Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized.

Q:How can I vote my shares without attending the Special Meeting?

A:	Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Special Meeting:

Mailing your signed proxy card in the envelope provided.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to the number found on the proxy card.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:What proposals will be voted on at the Special Meeting?

At the Special Meeting, stockholders will be asked to vote to approve:

1)	An amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40 (the “Reverse Stock Split”), at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of our Board, without further approval or authorization of our stockholders; and
2)	The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

Q:What is the voting requirement to approve each of the proposals?

A:

Proposal One— The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split requires the affirmative votes of a majority of the combined voting power of the shares of common stock, Series A Preferred Stock and Series B Preferred Stock outstanding as of the Record Date, voting together as a single class, present in person or represented by proxy and entitled to vote on the proposal. In deciding all matters at the Special Meeting, each holder of common stock of Agile will be entitled to one (1) vote for each share of common stock held as of the close of business on the Record Date. The holders of Series A Preferred Stock have the right to cast approximately 3,846 votes per share of Series A

Preferred Stock on Proposal 1. The holders of Series B Preferred Stock have the right to cast 500,000 votes per share of Series B Preferred Stock provided, that such votes must be counted in the same proportion as the aggregate shares of common stock and Series A Preferred Stock voted on Proposal 1. As an example, if the holders of 50.5% of the outstanding common stock and Series A Preferred Stock are voted in favor of Proposal 1, 50.5% of the votes cast by the holders of the Series B Preferred Stock will be cast as votes in favor of Proposal 1. Any shares of common stock or Series A Preferred Stock that are not voted on Proposal 1 or are voted against Proposal 1 will be cast as votes against Proposal 1. This means that Proposal 1 may be approved, even without the affirmative vote of a majority of the common stock outstanding on the Record Date.

Proposal Two— The affirmative voting power of a majority of shares present in person or represented by proxy and entitled to vote thereon is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

Q:Why is the Company seeking approval for the Reverse Stock Split?

A:	The Board believes that effecting the Reverse Stock Split will increase the price of our common stock which would, among other things, help us to:
●	Meet certain listing requirements of the Nasdaq Capital Market;
●	Appeal to a broader range of investors to generate greater interest in the Company; and
●	Improve perception of our common stock as an investment security.

Q:How does the board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that you vote your shares:
●	“FOR” approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40 , at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of the Board without further approval of the Company’s stockholders; and
●	“FOR” approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

Q:What happens if I do not give specific voting instructions?

A:

Stockholder of record—If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your votes represented by shares in the manner recommended by our board of directors on all matters presented in this proxy statement.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on both Proposal 1 and Proposal 2, as they are both deemed “routine matters.” Please also see the voting summary table on page 6.

Q:Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Special Meeting virtually and voting online as instructed above during the meeting (although attendance at the virtual Special Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote, but no later than 11:59 p.m., Eastern time, on April 20, 2022.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) voting online during the meeting; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:Who will bear the cost of soliciting votes for the Special Meeting?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $40,000 in total.

Q:	Is my vote confidential?
A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Special Meeting?
A:	We intend to announce preliminary voting results at the Special Meeting and will publish final results in a current report on Form 8-K within four business days after the Special Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2022 annual meeting of stockholders, stockholder proposals were required to be received by our Corporate Secretary no later than December 24, 2021 and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary within the Notice Window (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary within the Notice Window (as defined below).

The “Notice Window” is defined in our amended and restated bylaws as not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Window for the 2022 annual meeting of stockholders was between January 7, 2022 and February 8, 2022.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth in the section entitled “Corporate Governance—Stockholder Communications with the Board of Directors” in our proxy statement for the 2022 annual meeting of stockholders.

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?
A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Agile’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?
A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Special Meeting and the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders.

This procedure reduces our printing costs, mailing costs, and fees and is beneficial for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Special Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Special Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:What is the mailing address for Agile’s principal executive offices?

A:	Our principal executive offices are located at 500 College Road East, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

Any written requests for additional information, copies of the proxy materials, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2022.

The proxy statement is available at www.proxyvote.com.

PROPOSAL ONE

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-10 AND 1-FOR-40, AT ANY TIME PRIOR DECEMBER 31, 2022, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

General

We are seeking stockholder approval to grant the Board discretionary authority to amend the Charter to effect a reverse stock split of the issued and outstanding shares of our common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022 (the “Reverse Stock Split”). A copy of the form of amendment for the Reverse Stock Split is attached to this Proxy Statement as Appendix A. One of the primary reasons we are seeking stockholder approval of a reverse stock split is that we believe it will enable us to regain compliance with the Nasdaq Capital Market listing requirements.

The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. The number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The Reverse Stock Split, if effected, would affect all of our stockholders uniformly.

The Board unanimously approved, and recommended seeking stockholder approval of the Reverse Stock Split, on March 18, 2022. If this Reverse Stock Split is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split. The Board’s decision as to whether and when to effect the Reverse Stock Split, if approved by the stockholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

A reverse stock split will also affect our outstanding stock options, restricted stock units and shares of common stock issued under our Amended and Restated 2014 Incentive Compensation Plan, as well as our outstanding warrants. Under these plans and securities, the number of shares of common stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the Reverse Stock Split.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would increase the price of our common stock which would, among other things, help us to:

●	meet certain listing requirements of the Nasdaq Capital Market;
●	appeal to a broader range of investors to generate greater interest in the Company; and

●	improve perception of our common stock as an investment security.

Meet Nasdaq Listing Requirements - Our common stock is listed on the Nasdaq Capital Market under the symbol AGRX. On November 9, 2021, we received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”), notifying us that, for the last 30 consecutive business days, the closing bid price for our common stock was below the minimum $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were given 180 calendar days, or until May 9, 2022 (“Compliance Date”), to regain compliance with Rule 5550(a)(2). As of the date of this Proxy, we were not in compliance with Rule 5550(a)(2). If we do not regain compliance with Rule 5550(a)(2) by the Compliance Date and are not eligible for an additional compliance period at that time, the Nasdaq staff will provide written notification to us that our common stock will be subject to delisting. Although we believe that implementing the Reverse Stock Split is likely to lead to compliance with Rule 5550(a)(2), there can be no assurance that the closing share price after implementation of the Reverse Stock Split will succeed in restoring such compliance.

In order to obtain financing for the Company, on March 14, 2022 we closed a preferred stock financing, in which we issued 2,425 shares of Series A Preferred Stock, with an aggregate stated value of $2,425,000, and 2,425 shares of Series B Preferred Stock, with an aggregate stated value of $2,425,000. The Series A Preferred Stock became convertible into an aggregate of 12,125,000 shares of common stock and the Series B Preferred Stock became convertible into an aggregate of 12,125,000 shares of common stock on the date of issuance. The terms of the Series A Preferred Stock are set forth in a Certificate of Designation governing the Series A Preferred Stock filed with the Delaware Secretary of State and effective on March 14, 2022. The terms of the Series B Preferred Stock are set forth in a Certificate of Designation governing the Series B Preferred Stock filed with the Delaware Secretary of State and effective on March 14, 2022.

Except as set forth in the Certificates of Designation governing the Series A Preferred Stock and Series B Preferred Stock, the shares of Series A Preferred Stock and Series B Preferred Stock do not have any voting rights except with respect to Proposal 1 and Proposal 2 in this Proxy Statement. With respect to the Reverse Stock Split, each share of Series A Preferred Stock is entitled to 3,846 votes on such proposal (in only this instance the Series A Preferred Stock will be considered to convert at the Minimum Price, $0.26, per Nasdaq voting requirements), and each share of Series B Preferred Stock is entitled to 500,000 votes on such proposal, which is referred to as supermajority voting, provided, that the votes by holders of Series B Preferred Stock will be counted in the same proportion as the aggregate votes cast by the holders of common stock and Series A Preferred Stock who vote on such proposal at the Special Meeting. Except as set forth in the Certificates of Designation governing the Series A Preferred Stock and Series B Preferred Stock, the holders of Series A Preferred Stock and Series B Preferred Stock are not entitled to vote on any other matter. We had to provide the investors purchasing Series A Preferred Stock and Series B Preferred Stock these negotiated terms, including the supermajority voting, in order to provide necessary financing to the Company to fund its operations and to secure investors committed to voting for the Reverse Stock Split. The shares of Series A Preferred Stock and Series B Preferred Stock are outstanding as of the Record Date for this Special Meeting.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company – An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.

We are exploring various sources of financing, including through potential future sales of common stock or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to successfully raise sufficient additional capital, through future sales of common stock or other securities or through strategic and collaborative arrangements, we will not have sufficient cash to fund our planned business operations and or may not be able to continue as a going concern.

Improve the Perception of Our Common Stock as an Investment Security – The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Certain Risks Associated with the Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of shares of common stock available for issuance. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

Effects of the Reverse Stock Split

If our stockholders approve the proposed Reverse Stock Split and the Board elects to effect the Reverse Stock Split, our issued and outstanding shares of common stock, for example, would decrease at a rate of approximately one (1) share of common stock for every thirty (30) shares of common stock currently outstanding in a 1-for-30 split. The Reverse Stock Split would be effected simultaneously for all of our common stock, and the exchange ratio would be the same for all shares of common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholders’ percentage ownership interests in the Company, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our common stock, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. Common stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.

In addition to the change in the number of shares of common stock outstanding, the Reverse Stock Split would have the following effects:

Increase the Per Share Price of our Common Stock – By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards.

Increase in the Number of Shares of Common Stock Available for Future Issuance – By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of the Record Date:

		After the Reverse Stock Split (1)
	Current	If Minimum 1:10 Ratio is Selected	If Maximum 1:40 Ratio is Selected
Authorized Common Stock	300,000,000	300,000,000	300,000,000
Common Stock issued and outstanding as of the Record Date	122,491,862	12,249,186	3,062,297
Reserved for Issuance (2)	102,946,727	10,294,673	2,573,668
Total	225,438,589	22,543,859	5,635,965
Available for Issuance	74,561,411	277,456,141	294,364,035

(1)	Does not take into account that fractional shares resulting from the Reverse Split will not be issued and instead, stockholders will receive an amount equal to the fair market value of such fractional shares at the time of the Reverse Stock Split.
(2)	Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options; (ii) pursuant to awards granted under the Company’s Amended and Restated 2014 Incentive Compensation Plan; and (iii) upon the conversion of Series A Preferred Stock and Series B Preferred Stock.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Require Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock – The Reverse Stock Split would effect a reduction in the number of shares of common stock issuable upon the exercise or conversion of our outstanding stock options and the exercise of our outstanding warrants in proportion to the Reverse Stock Split ratio. The exercise price of outstanding options and warrants would increase, likewise in proportion to the Reverse Stock Split ratio.

Require Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our Amended and Restated 2014 Incentive Compensation Plan – In connection with any reverse stock split, the Board would also make a corresponding reduction in the number of shares available for future issuance under the foregoing plan so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plans.

In addition, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, the Board, in its sole discretion, would determine whether to implement the Reverse Stock Split, taking into consideration the factors discussed above, and, if implemented, determine the ratio of the Reverse Stock Split.

We would then file a Certificate of Amendment amending the Charter with the Secretary of the State of Delaware. The form of the Certificate of Amendment is attached to this Proxy Statement as Appendix A and is considered a part of this Proxy Statement. Upon the filing of the Certificate of Amendment, without any further action on our part or our stockholders, the issued shares of common stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of common stock calculated in accordance with the Reverse Stock Split ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Broadridge. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq Capital Market on the date on which the effective time of the Reverse Stock Split occurs. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our common stock would remain unchanged at $0.0001 per share, if the Reverse Stock Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, the Company should not recognize gain or loss. Further, assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally should not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the reverse stock split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the U.S. holder's tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the U.S. holder's holding period in the fractional share is greater than one year as of the effective date of the Reverse Stock Split.

THE FOREGOING IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware or under the Certificate of Incorporation or the Bylaws to any stockholder who dissents from this Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth herein regarding the proposed Reverse Stock Split except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment to the Charter, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company.

Vote Required for Approval of this Proposal

The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split requires the affirmative votes of a majority of the combined voting power of the shares of common stock, Series A Preferred Stock and Series B Preferred Stock outstanding as of the Record Date, voting together as a single class, present in person or represented by proxy and entitled to vote on the proposal. Abstentions and broker non-votes will be the equivalent of votes against this proposal, although no broker non-votes are expected in connection with this proposal.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-10 AND 1-FOR-40, AT ANY TIME PRIOR DECEMBER 31, 2022, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

PROPOSAL TWO

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

If at the Special Meeting, the number of votes represented by shares of the common stock, Series A Preferred Stock and Series B Preferred Stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal or establish a quorum, our management may move to adjourn the Special Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of Proposal 1.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 1 have been received, we could adjourn, postpone or continue the Special Meeting without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 1.

Vote Required for Approval of this Proposal

The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 14, 2022 (except as otherwise noted) for:

●	based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;
●	each of our named executive officers for the fiscal year ended December 31, 2020;
●	each of our directors; and
●	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 122,491,862 shares of common stock outstanding at March 14, 2022. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of March 14, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540.

	Number of Shares
	Beneficially	Percentage of Shares
Name of Beneficial Owner(1)	Owned	Beneficially Owned
5% or Greater Stockholders
Perceptive Advisors LLC(2)	24,486,123	19.5%
Armistice Capital Master Fund, Ltd. (3)	13,600,000	9.99
Named Executive Officers and Directors
Al Altomari(4)	3,113,940	2.5%
Geoffrey P. Gilmore(5)	1,209,678	1.0%
Dennis P. Reilly(6)	673,302	0.5%
Sharon Barbari(7)	24,000	*
Sandra Carson, M.D., FACOG(8)	24,000	*
John Hubbard, Ph.D., FCP(9)	241,948	0.2%
Josephine Torrente	-	*
James P. Tursi(10)	241,948	0.2%
Ajit Shetty, Ph.D.(11)	234,948	0.2%
Seth H.Z. Fischer(12)	213,948	0.2%
All current executive officers and directors as a group (12 persons)
	6,755,894	5.3%

*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D and Section 16 reports filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 122,491,862 shares outstanding on March 14, 2022.
(2)	Based on information provided by Perceptive Advisors LLC, in a Schedule 13D filed on February 14, 2022, reporting as of December 31, 2021, and includes 21,294,485 shares of common stock held by Perceptive Life Sciences Master Fund Ltd (the “Fund”), Perceptive Advisors LLC (the “Advisor”) and Mr. Joseph Edelman. These shares are held of record by the Fund. The Advisor serves as the investment manager of the Fund. Mr. Edelman is the managing member of the Advisor. As such, the Fund, the Advisor and Mr. Edelman may each be deemed to share voting and investment power over these shares. Also includes warrants to purchase 3,191,638 shares of common stock held by Perceptive Credit Holdings III, LP (the “Affiliate”), an affiliate of the Advisor. This excludes warrants to purchase 1,345,642 shares of common stock held by the affiliate, pursuant to beneficial ownership limitations included in the warrants. The address for each of the Fund, the Advisor, Mr. Edelman and the Affiliate is 51 Astor Place, 10th Floor, New York, NY 10003.
(3)	Based on information known to the Company, the amount of common stock beneficially owned includes 1,475,000 shares of common stock, held either outright or issuable upon the conversion of Series A Preferred Stock and Series B Preferred Stock (collectively, the “Preferred Stock”). The Preferred Stock held by this shareholder include provisions that limit the conversion thereof, as applicable, to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock that would exceed 4.99% or 9.99%, as applicable, of our then outstanding common stock following such conversion. The shareholder may increase or decrease its beneficial ownership limitation upon giving notice to us, which such increase or decrease will not be effective until the 61st day after the notice is delivered to us. As a consequence of this beneficial ownership conversion cap and related limitation on the conversion of the Preferred Stock, the beneficial ownership of this shareholder is limited as indicated in the table. Armistice Capital Master Fund Ltd. is an investment advisory client of Armistice Capital, LLC. Steven Boyd is the managing member of Armistice Capital, LLC and is deemed to have dispositive and voting power with respect to the shares beneficially held by Armistice Capital Master Fund Ltd.
(4)	Includes (a) 573,734 shares of common stock owned by Mr. Altomari and (b) 2,540,206 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of March 14, 2022.
(5)	Includes (a) 81,283 shares of common stock owned by Mr. Gilmore and (b) 1,128,395 shares of common stock that Mr. Gilmore has the right to acquire from us within 60 days of March 14, 2022.
(6)	Includes (a) 310,130 shares of common stock owned by Mr. Reilly and (b) 363,172 shares of common stock that Mr. Reilly has the right to acquire from us within 60 days of March 14, 2022.
(7)	Includes (a) 8,929 shares of common stock owned by Ms. Barbari and (b) 15,071 shares of common stock that Ms. Barbari has the right to acquire from us within 60 days of March 14, 2022.
(8)	Includes (a) 8,929 shares of common stock owned by Dr. Carson and (b) 15,071 shares of common stock that Dr. Carson has the right to acquire from us within 60 days of March 14, 2022.
(9)	Includes (a) 31,342 shares of common stock owned by Dr. Hubbard and (b) 210,606 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of March 14, 2022.
(10)	Includes (a) 31,342 shares of common stock owned by Dr. Tursi and (b) 210,606 shares of common stock that Dr. Tursi has the right to acquire from us within 60 days of March 14, 2022.
(11)	Includes (a) 38,342 shares of common stock owned by Dr. Shetty and (b) 196,606 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of March 14, 2022.
(12)	Includes (a) 31,342 shares of common stock owned by Mr. Fischer and (b) 182,606 shares of common stock that Mr. Fischer has the right to acquire from us within 60 days of March 14, 2022.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

OTHER MATTERS

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS
Princeton, NJ
March 28, 2022

Appendix A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AGILE THERAPEUTICS, INC.

AGILE THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Agile Therapeutics, Inc. The Amended and Restated Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 29, 2014 (the “Certificate of Incorporation”), and has been amended by a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State on January 7, 2022, a Certificate of Designation of Preference, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on March 14, 2022 and a Certificate of Designation of Preference, Rights and Limitations of Series B Convertible Preferred Stock filed with the Secretary of State on March 14, 2022.

SECOND: Article IV, Section A, of the Certificate of Incorporation is hereby amended and restated in its entirety as follows

A. Classes of Stock. “The total number of shares of stock which the Corporation shall have authority to issue is 310,000,000, divided into two classes: 10,000,000 shares of Preferred Stock, par value $0.0001 per share (hereinafter referred to as “Preferred Stock”); and 300,000,000 shares of Common Stock, par value $0.0001 per share (hereinafter referred to as “Common Stock”).

Reverse Stock Split. Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [•] shares of the Common Stock, issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. No fractional shares will be issued, and, stockholders otherwise entitled to receive fractional shares shall have no further interest as a stockholder with respect to such fractional shares. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq Capital Market on the date on which the Effective Time occurs. Each stock certificate or book-entry position that, immediately prior to the Effective Time, representing shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of New Common Stock after the Effective Time into which the shares of Old Common Stock have been reclassified pursuant to this paragraph, until the same shall be surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock of the Corporation and all references to the Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common Stock, as the case may be.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of [•], 2022.

AGILE THERAPEUTICS, INC.

By:

Name:	ALFRED ALTOMARI

Title:	President and Chief Executive Officer

VIEW MATERIALS & VOTE w SCAN TO AGILE THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGRX2022SM2 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76511-Z82282 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AGILE THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders. ! ! ! 2. Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D76512-Z82282 AGILE THERAPEUTICS, INC. Special Meeting of Stockholders April 21, 2022 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Dennis P. Reilly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, ET on April 21, 2022, via the internet at www.virtualshareholdermeeting.com/AGRX2022SM2, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

VIEW MATERIALS & VOTE w SCAN TO AGILE THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGRX2022SM2 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76513-Z82282 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AGILE THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders. ! ! ! 2. Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D76514-Z82282 AGILE THERAPEUTICS, INC. Special Meeting of Stockholders Series A Convertible Preferred Stock April 21, 2022 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Dennis P. Reilly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Series A Convertible Preferred Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, ET on April 21, 2022, via the internet at www.virtualshareholdermeeting.com/AGRX2022SM2, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

VIEW MATERIALS & VOTE w SCAN TO AGILE THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGRX2022SM2 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76515-Z82282 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AGILE THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders. ! ! ! 2. Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D76516-Z82282 AGILE THERAPEUTICS, INC. Special Meeting of Stockholders Series B Convertible Preferred Stock April 21, 2022 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Geoffrey P. Gilmore and Dennis P. Reilly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Series B Convertible Preferred Stock of AGILE THERAPEUTICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, ET on April 21, 2022, via the internet at www.virtualshareholdermeeting.com/AGRX2022SM2, and any adjournment or postponement thereof. Pursuant to that certain Securities Purchase Agreement between the Company and the purchaser thereto dated March 13, 2022, such shares of Series B Convertible Preferred Stock shall, to the extent voted in favor of the proposals, be automatically and without further action of the undersigned, voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted), Series A Convertible Preferred Stock and any other issued and outstanding shares of preferred stock of the Company (other than the Series B Convertible Preferred Stock or shares of such preferred stock not voted) are voted on Proposals 1 and 2. Continued and to be signed on reverse side